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                                                                    Exhibit 99.2

[TECHTEAM LOGO]                                                      NEWSRELEASE

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                                                             NASDAQ-NM -- "TEAM"

FOR IMMEDIATE RELEASE, Monday, October 3, 2005

TECHTEAM GLOBAL ANNOUNCES ACQUISITION OF AKELA INFORMATIQUE SRL IN BUCHAREST, ROMANIA

ACQUISITION WILL ESTABLISH TECHTEAM'S PRESENCE IN THE SOFTWARE DEVELOPMENT MARKET AND EXPAND ITS SERVICE OFFERINGS IN THE SYSTEMS INTEGRATION AND CONSULTING SERVICES BUSINESS SEGMENT

SOUTHFIELD, MICHIGAN, October 3, 2005...TECHTEAM GLOBAL, INC., (Nasdaq: TEAM), a worldwide provider of information technology (IT) and business process outsourcing support services, today announced that it has purchased all of the outstanding stock of AKELA INFORMATIQUE SRL (Akela), effective as of today. Akela is a premier provider of custom software solutions and off-shore development center outsourcing services headquartered in Bucharest, Romania. In addition to providing software product design services, Akela supplies application development, migration, implementation, and maintenance support for its more than 200 clients in Romania, France, the United Kingdom, Switzerland, Belgium, Italy, Sweden and the United States. Founded in 1998, Akela also implements human resource information systems, integrated management systems, and document management systems, has been a Microsoft Certified Partner since 2000, and has implemented and maintained an ISO 9001:2000 certified quality management system, designed according to the SEI Capability Maturity Model Integration (SEI CMMI) and ISO 12207 norms and regulations.

Akela posted total revenues of approximately $1.23 million and net income of approximately $184,000 for the sixth months ended June 30, 2005 (unaudited). The company also reported revenue of $1.38 million and net income of $202,000 for its fiscal year ended December 31, 2004. Currently Akela has over 100 employees and the company's client list includes Orange S.A., meter2cash Ltd., Memba Ltd., OAO Lukoil, Softissimo, Quask, Guillemot Inc., and Operantis. Further information about the company may be obtained from its web site at www.akela.ro.

The terms of the transaction included a purchase price of euro2.45 million in cash and euro250,000 worth of TechTeam common stock, with an additional sum of up to euro450,000 that may be paid by TechTeam upon the attainment of specified gross profit objectives by Akela during its 2006 and 2007 fiscal years and the satisfaction of various other conditions. Complete terms of the transaction, including a copy of the Stock Purchase Agreement, will be contained in a Form 8-K filing to be made by TechTeam with the United States Securities and Exchange Commission.

                                    - More -

              27335 West 11 Mile Road, Southfield, Michigan 48034
        Telephone (248) 357-2866 - Fax (248) 357-2570 - www.techteam.com
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[TECHTEAM LOGO]                                                      NEWSRELEASE

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Commenting on this announcement, William F. Coyro, Jr., TechTeam's President and
Chief Executive Officer, stated, "We are very excited about this acquisition and the immediate entree it provides to us in the important off-shore software development and outsourcing services technology sector. Akela is a recognized leader in its market, has a reputation for providing outstanding customer service, and has a highly skilled and client-focused work force. We are delighted to have Akela join the TechTeam Global family of companies, which includes TechTeam Global SRL, an IT and business process outsourcing services company that TechTeam established in Bucharest, Romania in 2004. The acquisition of Akela will increase TechTeam's employee base to over 250 IT professionals in Bucharest with access to several new global customers, technologies, and vertical markets. The continued expansion of TechTeam's IT consulting and systems integration business segment, which will occur as a result of the Akela acquisition, will complement our other established services, including diversified IT outsourcing services, government technology services, technical staffing, and learning services business segments. The addition of Akela to TechTeam will be immediately accretive to TechTeam's earnings in 2005 and will help us continue to expand our market share and revenue growth within our core business groups."

Also commenting on this announcement, Lucian Butnaru, founder, Managing Director, and Chief Executive Officer of Akela, stated "We are equally delighted to be joining forces with a company of TechTeam Global's reputation and stature. We believe that the transaction with TechTeam will allow us to be more successful than we could have otherwise been as an independent company. TechTeam's extensive experience in delivering integrated help desk, call center, and systems integration solutions, superior overall customer value proposition, and outstanding technical tools -- combined with their financial strength and extensive physical presence throughout Europe -- will allow us to grow much faster together than we could have by ourselves. We are very excited about this transaction and look forward to becoming part of the TechTeam Global organization."

Coyro added, "In January 2005 Akela was named one of the Top 100 Outsourcing Suppliers Worldwide, and one of the Top Five Outsourcing Companies in Central and Eastern Europe, by expert offshore consultant neoIT and CMP's Managing Offshore newsletter. Akela represents an exceptional group of employees who will significantly strengthen TechTeam's service delivery capabilities."

TECHTEAM GLOBAL, INC. is a worldwide provider of information technology and business process outsourcing support services to Fortune 1000 corporations, multinational companies, product providers, small and mid-sized companies, and government entities. TechTeam's ability to integrate computer services into a flexible, total single-point-of-contact (SPOC) solution is a key element of its success. Partnerships with some of the world's "best-in-class" corporations provide TechTeam with unique expertise and experience in providing information technology support solutions, including diversified IT outsourcing services, government technology services, IT consulting and systems integration, technical staffing, and learning services. For information about TechTeam Global, Inc. and its outstanding services, call 1-800-522-4451 or visit www.techteam.com. TechTeam's common stock is traded on the Nasdaq National Market under the symbol "TEAM."

Headquartered in Southfield, Michigan, TechTeam also has locations in Dearborn, Michigan; Davenport, Iowa; Chantilly and Herndon, Virginia; Portsmouth, Rhode Island; Bethesda and Germantown, Maryland; Brussels and Gent, Belgium; Uxbridge, United Kingdom; Cologne, Germany; Gothenburg, Sweden; and Bucharest, Romania.

                                    - More -

               27335 West 11 Mile Road, Southfield, Michigan 48034
        Telephone (248) 357-2866 - Fax (248) 357-2570 - www.techteam.com
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[TECHTEAM LOGO]                                                      NEWSRELEASE

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AKELA INFORMATIQUE SRL, headquartered in Bucharest, Romania, is a premier provider of custom software solutions and off-shore development center (ODC) outsourcing services to more than 200 clients from Romania, France, the United Kingdom, Switzerland, Belgium, Italy, Sweden and the United States. In addition to delivering custom software solutions and ODC services, Akela implements human resource information systems, integrated management systems, and document management systems.

SAFE HARBOR STATEMENT

The statements contained in this press release that are not purely historical, including statements regarding the Company's expectations, hopes, beliefs, intentions, or strategies regarding the future, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding, among other things, the potential impact of this acquisition on the Company's revenue and earnings performance going forward. Forward-looking statements may be identified by words including, but not limited to, "anticipates," "believes," "intends," "estimates," "promises," "expects," "should," "conditioned upon," and similar expressions. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. Specifically, there are significant risks associated with acquisitions, including the Company's ability to successfully integrate this acquisition on a timely basis, the retention of key employees, and the retention of key customers. Further, there can be no assurance that it will have the impact on the Company's financial condition and results of operations contemplated in this release. The factors that could affect the anticipated impact include but are not limited to the inability to retain business or key employees of the acquired company. The forward-looking statements included in this press release are based on information available to the Company on the date hereof, and the Company assumes no obligation to update any such forward-looking statement. Prospective investors should also consult the risks described from time to time in the Company's Reports on Forms 8-K, 10-Q, and 10-K filed with the United States Securities and Exchange Commission.

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CONTACTS:

TECHTEAM GLOBAL, INC.                           TECHTEAM GLOBAL, INC.
David W. Morgan                                 Norma F. Robbins
Vice President, Chief Financial Officer,        Investor Relations Manager
and Treasurer                                   (248) 357-2866
(248) 357-2866                                  nrobbins@techteam.com
dmorgan@techteam.com


              27335 West 11 Mile Road, Southfield, Michigan 48034
        Telephone (248) 357-2866 - Fax (248) 357-2570 - www.techteam.com